John Hancock High Yield Municipal Bond Fund Supplement dated April 29, 2008 to the current Prospectus

The “Investor Costs” table on page 3 has been amended and restated as follows:

Investor costs
Shareholder transaction expenses (%)			Class A	Class B	Class C
Maximum front-end sales charge (load) as a percentage of
purchase price			4.50	—	—

Maximum deferred sales charge (load) as a percentage of purchase
or redemption price, whichever is less			—[2] 5.00		1.00

Annual operating expenses (%)			Class A	Class B	Class C
Management fee			0.61	0.61	0.61

Distribution and service (12b-1) fees			0.25	1.00	1.00

Other expenses*			0.47	0.47	0.47

Total fund operating expenses			1.33	2.08	2.08

Expense example ($)	Class A	Class B		Class C
		Shares sold	Shares kept	Shares sold	Shares kept

1 year	579	711	211	311	211

3 years	852	952	652	652	652

5 years	1,146	1,319	1,119	1,119	1,119

10 years	1,979	2,219	2,219	2,410	2,410

*	“Other expenses” include certain interest expenses and fees, related to the fund’s investments in inverse floating rate investments, amounting to 0.20% for each class. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund’s net asset values per share, ratio of net investment income to average net assets and performance have not been affected by these expenses. However, these expenses are included in the fund’s “Total fund operating expenses” in the “Annual operating expenses” table and in the “Expense example” table. Had these expenses and fees not been included, “Total fund operating expenses” would have been 1.13%, 1.88% and 1.88% for Class A, B and C, respectively.

590PS 4/08

John Hancock Tax-Free Bond Fund Supplement dated April 29, 2008 to the current Prospectus

The “Investor Costs” table on page 3 has been amended and restated as follows:

Investor costs
Shareholder transaction expenses (%)			Class A	Class B	Class C
Maximum front-end sales charge (load) as a percentage of
purchase price			4.50	—	—

Maximum deferred sales charge (load) as a percentage of purchase
or redemption price, whichever is less			—[2] 5.00		1.00

Annual operating expenses (%)			Class A	Class B	Class C
Management fee			0.55	0.55	0.55

Distribution and service (12b-1) fees			0.25	1.00	1.00

Other expenses*			0.23	0.23	0.23

Total fund operating expenses			1.03	1.78	1.78

Expense example ($)	Class A	Class B		Class C
		Shares sold	Shares kept	Shares sold	Shares kept
1 Year	550	681	181	281	181

3 Years	763	860	560	560	560

5 Years	993	1,164	964	964	964

10 Years	1,653	1,897	1,897	2,095	2,095

*	“Other expenses” include certain interest expenses and fees, related to the fund’s investments in inverse floating rate investments, amounting to 0.08% for each class. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund’s net asset values per share, ratio of net investment income to average net assets and performance have not been affected by these expenses. However, these expenses are included in the fund’s “Total fund operating expenses” in the “Annual operating expenses” table and in the “Expense example” table. Had these expenses and fees not been included, “Total fund operating expenses” would have been 0.95%, 1.70% and 1.70% for Class A, B and C, respectively.

520PS 4/08